Quarterly Holdings Report
for
Fidelity® International Value Factor ETF
January 31, 2024
IVE-NPRT1-0324
1.9885310.106
Common Stocks - 99.5%
	Shares	Value ($)
Australia - 5.4%
BHP Group Ltd.	39,377	1,230,446
Glencore PLC	202,968	1,086,735
Macquarie Group Ltd.	9,646	1,214,402
QBE Insurance Group Ltd.	92,205	966,091
Rio Tinto Ltd.	6,668	585,896
Sonic Healthcare Ltd.	30,198	639,196
TOTAL AUSTRALIA		5,722,766
Canada - 9.9%
Bank of Nova Scotia	21,702	1,021,223
Canadian Apartment Properties (REIT) unit	1,905	66,544
Canadian National Railway Co.	6,499	811,274
Canadian Natural Resources Ltd.	16,723	1,076,941
Canadian Pacific Kansas City Ltd.	9,783	792,203
Canadian Tire Ltd. Class A (non-vtg.)	3,026	323,652
CGI, Inc. Class A (sub. vtg.) (a)	10,271	1,157,443
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,020	1,069,945
iA Financial Corp., Inc.	11,453	783,507
Manulife Financial Corp.	47,969	1,067,055
Northland Power, Inc.	19,146	354,532
Nutrien Ltd.	18,480	927,285
Suncor Energy, Inc.	28,351	944,715
TOTAL CANADA		10,396,319
China - 1.2%
BOC Hong Kong (Holdings) Ltd.	249,500	597,479
Wilmar International Ltd.	283,300	699,585
TOTAL CHINA		1,297,064
Denmark - 0.7%
A.P. Moller - Maersk A/S Series B	416	771,459
Finland - 0.8%
Nokia Corp.	217,140	783,555
France - 9.9%
Capgemini SA	4,931	1,109,825
Carrefour SA	32,018	550,213
Compagnie de St.-Gobain	19,493	1,394,114
Engie SA	69,307	1,114,967
Kering SA	1,059	440,867
Klepierre SA	22,176	580,296
LVMH Moet Hennessy Louis Vuitton SE	1,850	1,554,598
Societe Generale Series A	42,504	1,106,232
Teleperformance	8,215	1,299,714
TotalEnergies SE	19,255	1,257,036
TOTAL FRANCE		10,407,862
Germany - 11.8%
Allianz SE	5,314	1,430,384
Bayer AG	12,446	390,713
Bayerische Motoren Werke AG (BMW)	9,636	1,013,006
Commerzbank AG	65,640	761,499
Deutsche Bank AG	77,121	1,008,121
Deutsche Telekom AG	51,257	1,266,394
Fresenius Medical Care AG & Co. KGaA	8,824	345,063
Fresenius SE & Co. KGaA	15,101	428,458
K+S AG	46,392	658,389
Mercedes-Benz Group AG (Germany)	15,244	1,040,720
Merck KGaA	2,936	486,039
SAP SE	11,483	2,005,724
Siemens AG	8,730	1,580,620
TOTAL GERMANY		12,415,130
Hong Kong - 1.7%
CK Asset Holdings Ltd.	97,500	439,653
Hong Kong Exchanges and Clearing Ltd.	23,100	699,154
Jardine Matheson Holdings Ltd.	16,000	644,800
TOTAL HONG KONG		1,783,607
Italy - 3.8%
Assicurazioni Generali SpA	41,722	937,682
Enel SpA	184,173	1,268,567
Eni SpA	39,116	629,443
UniCredit SpA	40,127	1,183,849
TOTAL ITALY		4,019,541
Japan - 24.1%
Dai-ichi Mutual Life Insurance Co.	52,900	1,180,140
Daiwa House Industry Co. Ltd.	26,100	818,487
Fujitsu Ltd.	7,700	1,097,780
Honda Motor Co. Ltd.	117,700	1,349,111
INPEX Corp.	43,500	608,569
Japan Tobacco, Inc.	64,000	1,705,353
KDDI Corp.	48,900	1,638,196
Marubeni Corp.	59,600	1,036,247
Mitsubishi Corp.	75,500	1,324,833
Mitsubishi UFJ Financial Group, Inc.	181,200	1,729,256
Mitsui & Co. Ltd.	30,900	1,274,896
NEC Corp.	19,300	1,280,725
Nippon Steel & Sumitomo Metal Corp.	49,900	1,218,697
Nippon Yusen KK	35,800	1,248,561
Ono Pharmaceutical Co. Ltd.	48,600	888,382
Panasonic Holdings Corp.	91,300	879,740
Shionogi & Co. Ltd.	21,800	1,060,359
Subaru Corp.	53,100	1,086,520
Sumco Corp.	64,000	987,748
Sumitomo Corp.	48,200	1,126,068
Sumitomo Forestry Co. Ltd.	40,600	1,217,653
Tokyo Gas Co. Ltd.	27,100	630,526
TOTAL JAPAN		25,387,847
Luxembourg - 0.9%
ArcelorMittal SA (Netherlands)	34,541	962,017
Netherlands - 4.0%
Koninklijke Ahold Delhaize NV	22,459	634,542
Randstad NV	13,377	766,643
Shell PLC (London)	51,817	1,614,686
Stellantis NV (Italy)	55,444	1,234,333
TOTAL NETHERLANDS		4,250,204
Singapore - 1.0%
Genting Singapore Ltd.	815,600	616,422
Singapore Telecommunications Ltd.	264,000	474,127
TOTAL SINGAPORE		1,090,549
Spain - 1.1%
Banco Santander SA (Spain)	275,310	1,117,122
Sweden - 4.0%
Ericsson (B Shares)	164,744	920,475
Essity AB (B Shares)	27,483	650,877
SSAB AB (B Shares)	155,380	1,200,049
Volvo AB (B Shares)	58,116	1,405,604
TOTAL SWEDEN		4,177,005
Switzerland - 4.3%
ABB Ltd. (Reg.)	23,490	1,004,661
Novartis AG	17,093	1,781,330
Sandoz Group AG	3,418	118,735
UBS Group AG	53,468	1,619,902
TOTAL SWITZERLAND		4,524,628
United Kingdom - 9.5%
3i Group PLC	24,325	767,912
Ashtead Group PLC	11,213	742,804
AstraZeneca PLC (United Kingdom)	11,354	1,518,169
BAE Systems PLC	66,623	998,579
Barclays PLC	321,472	607,600
British American Tobacco PLC (United Kingdom)	25,234	751,459
HSBC Holdings PLC (United Kingdom)	167,137	1,315,781
Imperial Brands PLC	23,639	571,507
Kingfisher PLC	293,944	825,008
Unilever PLC	22,507	1,102,609
Vodafone Group PLC	869,146	745,107
TOTAL UNITED KINGDOM		9,946,535
United States of America - 5.4%
GSK PLC	45,253	903,598
Nestle SA (Reg. S)	19,393	2,228,096
Roche Holding AG (participation certificate)	5,312	1,530,099
Sanofi SA	10,251	1,039,577
TOTAL UNITED STATES OF AMERICA		5,701,370
TOTAL COMMON STOCKS (Cost $97,198,283)		104,754,580

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $151,771)	151,740	151,771

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $97,350,054)	104,906,351
NET OTHER ASSETS (LIABILITIES) - 0.3% (c)	335,324
NET ASSETS - 100.0%	105,241,675

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	4	Mar 2024	446,600	10,139	10,139

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $21,134 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	74,181	1,052,207	974,617	2,022	-	-	151,771	0.0%
Total	74,181	1,052,207	974,617	2,022	-	-	151,771

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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